Subsequent Events	12 Months Ended
Dec. 31, 2017
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 17 – SUBSEQUENT EVENTS

On January 16, 2018, Beijing REIT entered into a short-term bank loan agreement with BJB for a loan of RMB 5 million (approximately $0.77 million) as working capital for one year. The loan bears a fixed interest rate based on the prevailing interest rate set by the People’s Bank of China at the time of borrowing, plus 20 basis points. The loan is guaranteed by a third-party guaranty company.

On February 6, 2018, Beijing REIT entered into a short-term bank loan agreement with BJB for a loan of RMB 10 million (approximately $1.54 million) as working capital for eleven months. The loan bears a fixed interest rate based on the prevailing interest rate set by the People’s Bank of China at the time of borrowing plus 92 basis points. The loan is guaranteed by a third-party guaranty company.

On January 5, 2018, Beijing REIT amended its Articles of Incorporation to increase its registered capital from RMB 24 million to RMB 66 million. The Company injected $5 million (approximately RMB 31.5 million) as registered capital subsequent to the year end. As a result, the total paid-in capital of Beijing REIT is approximately RMB 55.5 million as of the reporting date.

In April 2018, Beijing REIT made several payments amounting to approximately $3.2 million (or RMB 20,000,000) to Bank of Beijing, for the short-term loans borrowed in 2017.

These consolidated financial statements were approved by management and available for issuance on April 25, 2018. The Company evaluated subsequent events through the date these consolidated financial statements were issued.